=============================================================================








                                    LONG-TERM

                                PERFORMANCE PLAN



                                       for

                          Trigon Blue Cross Blue Shield







                                      1996




===============================================================================

                          AN OVERVIEW OF THE LONG-TERM
                                PERFORMANCE PLAN

===============================================================================


As a key contributor to Trigon Blue Cross Blue Shield future success, you have been selected to participate in the Long-Term Performance Plan. The Plan provides highly competitive earnings opportunities when your leadership decisions and actions, and those of your fellow officers, accomplish our critical Showcase objectives.

This booklet describes the key components of the Plan. It should answer your questions about the mechanics of the Plan and provide the information you need to improve performance, achieve our Showcase objectives, and increase your earnings opportunities.


THE PLAN IN BRIEF

                        The Plan is based on Trigon BCBS performance over a three-year cycle. At the start of each cycle, performance measures are established. These measures relate directly to the different elements of Showcase. At the same time, three performance goals are set for each measure. These goals are the threshold, or minimum level of performance, the target, or expected level of performance, and the maximum - the level of performance that yields the highest award under the Plan. Performance is assessed at the end of the three-year cycle. If results for each measure achieve target performance, you receive your guideline incentive (calculated as a percent of your salary). If results are below or above target, your incentive could range from 50 to 200% of your guideline amount. Incentives, if earned, would be paid shortly after the close of the third year of the performance period, once results against the goals have been determined.

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                            A CLOSER LOOK AT THE PLAN
===============================================================================


GUIDELINE AWARDS ARE HIGHLY COMPETITIVE

Your guideline award in any year is calculated as a percent of your January 1 salary in that year. The guideline award represents the earnings opportunity available when targets for each performance measures are exactly achieved. Your guideline award is established according to your responsibility level; together with your salary and annual incentive, it reflects a highly competitive level of earnings for your position, based on an analysis of competitors in our industry and selected other companies of comparable size in the insurance and financial services industries.

Actual awards can range from 50 to 200 percent of the guideline award, once the threshold performance level is exceeded. The percentage depends on actual performance results over the performance cycle. Performance below the threshold level, for all measures, will result in no award.

PAYOUT FOLLOWS PERFORMANCE CYCLE

The Plan's performance cycle extends for three years, with a new cycle beginning each year. The three-year cycle captures a meaningful portion of our underwriting cycle.



                           LONG-TERM INCENTIVE CYCLES


                 |
 Long-Term       |
 Incentive       |         ----------------------------
 Cycle        1  |      G |                            |  $
                 |        |                            |
                 |        |----------------------------
                 |        |        |         |         |
                 |        |        |-----------------------------
              2  |        |     G  |                             |  $
                 |        |        |                             |
                 |        |        |-----------------------------
                 |        |        |         |         |         |
                 |        |        |         |         |         |
                 |        |        |         |------------------------------
              3  |        |        |      G  |                              | $
                 |        |        |         |                              |
                 |        |        |         |------------------------------
                 |        |        |         |         |         |          |
                 ---------------------------------------------------------------- --
                            1994        1995     1996       1997        1998

    --------------------
   |                   |
   |     G Goals set   |
   |     $ Payout      |
   |                   |
   ---------------------

               PERFORMANCE MEASURES LINKED TO SHOWCASE OBJECTIVES


We have established several Showcase objectives, both for the corporation and each business unit. These objectives are critical to our long-term growth, profitability and financial stability. The Long-Term Performance Plan is a means of rewarding you for the results achieved by your work toward our Showcase objectives. Thus, the performance measures for each performance cycle will be derived from Showcase. These measures include both Corporate and Strategic Business Unit (SBU) indicators. (If you are a Corporate officer, you will be measured on Corporate results; if you are a SBU officer, you will be measured on both Corporate and SBU results.) The measures may change from cycle to cycle depending on the elements of Showcase that must be emphasized during the new performance cycle. Examples of possible performance measures are shown below.


              RELATION OF PERFORMANCE MEASURE TO SHOWCASE OBJECTIVE


                       ("X" Indicates Direct Relationship)

----------------------------------------------------------------------------------------------------------------------------------

                                                        Effective                                   Highly
 EXAMPLES OF                                            Benefits       Strong      Strong         Effective
 PERFORMANCE                Customer-    Strong           Cost         Market      Provider       Information          Effective
  MEASURES                   Focused    Financially    Management     Position    Relations        Systems          Communication
----------------------------- ---------- --------- ---------------- ------------ -------------- ----------------- ----------------
Trigon BCBS

Months in Reserve                             X
----------------------------- ----------- --------- --------------- ------------ -------------- ----------------- ----------------

Average Claims Trend                                        X                        X
----------------------------- ----------- --------- --------------- ------------ -------------- ----------------- ----------------

Customer Survey                  X                                                   X                X                   X
----------------------------------------- ------------------------- ------------ -------------- ----------------- ----------------

Market Share                                                             X
============================= =========== ========= =============== ============ ============== ================= ================

SBU

Contribution to Margin                        X
----------------------------- ----------- ---------- ------------- ------------- -------------- ------------------ ----------------

Net Policy Growth                             X                          X                X
----------------------------- ----------- ---------- ------------- ------------- -------------- ------------------ ----------------

COB and Medical Review Savings                X            X
======================================= ================ ========== ============== ================== ============== =============


Each of the performance measures selected for a given cycle will receive a different "weight" or emphasis. The weight specifies what percent of the guideline award can be earned for that measure. When the weights for each measure are added together, they equal 100 percent of your guideline incentive amount.

As an example, the chart below illustrates how weights might be assigned to an SBU Vice President's measures. In total, the weights add up to 100 percent of the guideline award for this position (e.g., 10 percent of the position's salary during the last year of the cycle).


===============================================================================

                  EXAMPLES OF PERFORMANCE MEASURES AND WEIGHTS

                                                         WEIGHT
                       MEASURES                   (as a % of guideline)
----------------------------------------          ---------------------
SBU Performance
  SBU Contribution Margin                                 20%
  COB, Recovery & Medical Review Savings                  10
  Cummulative Net Policy Growth                           20
Corporate Performance
  Average Annual Net Income                               20
 Cummulative Net Policy Growth                            20
 Customer Survey                                          10

                                                         100%

                                            Percent of Guideline Incentive
                                                        Award
============================================================================

EARNINGS ARE LINKED TO PERFORMANCE RESULTS

At the start of each cyle, performance goals are established for each performance measure. Each measure has three goals: target, threshold and maximum. Target is the level Trigon BCBS and the SBU needs to achieve to ultimately meet its Showcase objectives. Threshold is the lowest level of acceptable performance. No award will be paid for a measure if performance results fall below threshold for that measure. Performance below threshold for all measures would result in no award. Maximum signifies the level of performance that yields the Plan's highest award. The chart below illustrates the payout schedule for each measure. The sum of the results for each measure equals the total award.



Prior to the start of each plan cycle, you will receive a personalized Incentive Plan specifying the following:

            o your performance measures for the cycle o the weight assigned to each measure o the goals (threshold, target, maximum) for each measure o your guideline award percentage and minimum and maximum earnings opportunities for each measure.

The incentive plan will help you direct your actions to achieve the performance objectives for the cycle.

                               EXAMPLE OF EARNINGS
================================================================================

The following example illustrates the earnings potential under the Plan for a Vice President whose January 1 salary in the last year of the cycle is $100,000 and whose guideline incentive is 10 percent, or $10,000.

For the purpose of this illustration, performance goals for each measure are as follows:




                                                           % OF
                        PERFORMANCE                        GOAL
                           GOAL                           AWARD
                        -----------                       -----
Below Threshold     Less Than 80% of Plan  Yields--->>      0
Threshold                   80%                            50%
Target                     100%                           100%
Maximum                    120%                           200%


                     EXAMPLE OF EARNINGS FOR VICE PRESIDENT

                                                                     WEIGHT             ACTUAL
                                                PERCENT OF             OF             LONG TERM
                                 ACTUAL         GUIDELINE          MEASURE               AWARD
     LONG-TERM                 PERFORMANCE      INCENTIVE         (% of Base       (% of Guideline
PERFORMANCE MEASURES            % of Target       EARNED          Guideline)            Award)
--------------------           ------------     ----------        ----------       ---------------
Strategic Business Unit

  SBU Contribution Margin            90%            75%     x        20%         =           22.5%

  COB and Medical Review Savings    100            100      x        10          =           20.00

  Cummulative Net Policy Growth      85           62.5      x        20          =           12.50

Corporate

  Annual Net Income Growth           80             50      x        20          =           10.00

  Cummulative Net Policy Growth     105            125      x        20          =           25.00

  Customer Survey                    80             50      x        10          =            5.00
                                                                                           ----------
                                                                                              95.0%
                                                      Guideline Award                     x$10,000
                                                                                           ----------
                                                      Actual Incentive                      $9,500


                             ADMINISTRATIVE DETAILS
=========================================================================

ELIGIBILITY

Eligibility to participate in the Long-Term Performance Plan is at the discretion of the Chief Executive Officer and Board of Directors. Eligibility may be extended to the President and Chief Operating Officer, SBU Presidents and Executive Vice President, Corporate Senior Vice Presidents, and Corporate and SBU Vice Presidents.

To receive an award, participants must have been employed in an eligible position for at least 6 months of the calendar year.

Awards for less than 12 months, but at least 6 months, will be granted on a prorata basis to the closest month. The salary at the time the participant first assumes an eligible position will be used to calculate incentive opportunity.

Award eligibility is further clarified below under "Changes in Employment
Status".

CHANGES IN EMPLOYMENT STATUS

The Board will decide all matters of payment eligibility on an individual basis, but generally, the following guidelines apply:

================================== =================================================
           EVENT                              AWARD ELIGIBILITY
================================== =================================================
 Termination of Employment          Not eligible to receive an award
================================== =================================================
 Death                              Pro rata distribution at the end of the
                                    performance cycle if deceased was a Plan
                                    participant for at least 6 months
================================== =================================================
 Total and Permanent Disability     Pro rata distribution at the end of the
                                    performance cycle if employee was a Plan
                                    participant for at least 6 months
================================== =================================================
 Retirement                         Pro rata distribution at the end of the
                                    performance cycle if employee was a Plan
                                    participant for at least 6 months
================================== =================================================
 Change in Position                 CEO or President discretion
================================== =================================================

                          TRIGON BLUE CROSS BLUE SHIELD

                         1996 LONG TERM PERFORMANCE PLAN




APPROVALS


/s/ SIGNATURE ILLEGIBLE                         3/2/96
---------------------------------               -------------------
Manager, Incentive Compensation                  Date


/s/ SIGNATURE ILLEGIBLE                         4/3/96
-----------------------------------------       --------------------
Senior Vice President, Corporate Services        Date